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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): November 8, 2007

                           Critical Therapeutics, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Delaware                  000-50767               04-3523569
 (State or Other Jurisdiction       (Commission            (IRS Employer
       of Incorporation)            File Number)         Identification No.)


     60 Westview Street, Lexington, Massachusetts                02421
       (Address of Principal Executive Offices)                (Zip Code)

       Registrant's telephone number, including area code: (781) 402-5700

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item  2.02.  Results of Operations and Financial Condition.

On November 8, 2007, Critical Therapeutics, Inc. (the "Company") announced its financial results for the three months and nine months ended September 30, 2007. The Company also announced that it is in the process of reviewing a range of strategic alternatives that could result in potential changes to the Company's current business strategy and future operations. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.


Item  9.01.  Financial Statements and Exhibits.

       (d)     Exhibits.

               See Exhibit Index attached hereto.




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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 8, 2007                CRITICAL THERAPEUTICS, INC.


                                      By:  /s/ Frank E. Thomas
                                           -------------------------------------
                                           Frank E. Thomas
                                           President and Chief Executive Officer


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                                  EXHIBIT INDEX

Exhibit No.      Description
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99.1             Press release dated November 8, 2007.